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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K
                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 31, 1996


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


               California                 1-7850           88-0085720
     (State or other jurisdiction of    (Commission     (I.R.S. Employer
     incorporation or organization)     File Number)   Identification No.)

             5241 Spring Mountain Road
               Post Office Box 98510
                 Las Vegas, Nevada                        89193-8510
     (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237






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ITEM 5.  OTHER EVENTS

Debentures Offering
- -------------------

On July 31, 1996, Southwest Gas Corporation (the Company) finalized the terms for an offering of $150,000,000 of Debentures with respect to Registration Statement No. 33-62143. In connection therewith, the Company executed an underwriting agreement, executed the First Supplemental Indenture, and obtained an opinion of legal counsel on the securities. These documents are contained herein as exhibits.

ITEM 7.  EXHIBITS

 1.01    Underwriting Agreement.
 4.11    First Supplemental Indenture to Senior Debt Securities Indenture
 5.03 Opinion of Robert M. Johnson, Esq., the Company's Associate General Counsel, as to the validity of the securities.
23.05    Consent of Robert M. Johnson, Esq. (included in Exhibit 5.03).



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SOUTHWEST GAS CORPORATION



Date:  August 2, 1996                      /s/ George C. Biehl
                             ---------------------------------------------
                                             George C. Biehl
                             Senior Vice President/Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER
- -------

 1.01    Underwriting Agreement.
 4.11    First Supplemental Indenture to Senior Debt Securities Indenture
 5.03 Opinion of Robert M. Johnson, Esq., the Company's Associate General Counsel, as to the validity of the securities.
23.05    Consent of Robert M. Johnson, Esq. (included in Exhibit 5.03).